RALPH E. DAVIS ASSOCIATES, INC.

                      Consultants-Petroleum and Natural Gas
                         3555 Timmons Lane - Suite 1105
                              Houston, Texas 77027
                                 (713) 622-8955


                               CONSENT OF ENGINEER

             We hereby consent to the reproduction of our audit report dated October 19, 1999, and to the reference to our estimate dated October 1, 1999, appearing in this National Fuel Gas Company Annual Report on Form 10-K.

         We also consent to the incorporation by reference in (i) the Registration Statement (Form S-8, No. 2-94539), as amended, relating to the National Fuel Gas Company 1983 Incentive Stock Option Plan and the National Fuel Gas Company 1984 Stock Plan, and in the related Prospectuses, (ii) the
Registration Statements (Form S-8, No. 333-03055 and No. 333-03057), as amended, relating to the National Fuel Gas Company Tax-Deferred Savings Plan and the National Fuel Gas Company Tax-Deferred Savings Plan for Non-Union Employees, respectively, and in the related Prospectuses, (iii) the Registration Statement (Form S-3, No. 333-03803), as amended, relating to $500,000,000 of National Fuel Gas Company debentures and/or medium term notes and, in the related Prospectus,
(iv) the Registration Statements (Form S-3, No. 33-51881 and Form S-3D, No. 333-51769), as amended, relating to the National Fuel Gas Company Dividend Reinvestment and Stock Purchase Plan, and in the related Prospectuses, (v) the Registration Statement (Form S-3, No. 33-36868), as amended, relating to the National Fuel Gas Company Customer Stock Purchase Plan, and in the related Prospectus, (vi) the Registration Statement (Form S-8, No. 33-49693), as amended, relating to the National Fuel Gas Company 1993 Award and Option Plan, and in the related Prospectus, and (vii) the Registration Statement (Form S-8, No. 333-51595) relating to the National Fuel Gas Company 1997 Award and Option Plan, and in the related Prospectus, (viii) the Registration Statement (Form S-4, No. 333-74887), as amended, relating to the acquisition of the assets of Cunningham Natural Gas, and in the related Prospectus, (ix) the Registration Statement (Form S-3, No. 333-83497), as amended, relating to $625,000,000 of National Fuel Gas Company debentures and/or common stock, and in the related Prospectus, (x) the Registration Statement (Form S-3, No. 333-85711) relating to National Fuel Gas Company Direct Stock Purchase and Dividend Reinvestment Plan, and in the related Prospectus, of the reproduction of our report dated October 19, 1999, appearing in this National Fuel Gas Company Annual Report on Form 10-K.



                           RALPH E. DAVIS ASSOCIATES, INC.

                           /s/ Allen C. Barron, P. E.

                           Allen C. Barron, P.E.
                           Vice President

Houston, Texas
October 28, 1999